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ADVANCE FUNDING FOR MEDICAL RECEIVABLES... AND SO MUCH MORE

                                                           FOR IMMEDIATE RELEASE
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                  MDWERKS TERMINATES NEGOTIATIONS WITH ODYSSEY

                             HEALTHCARE CONSULTANTS

DEERFIELD BEACH, FLA., JUNE 26 2006 - MDWERKS(TM), INC. (MDWK.OB), a provider of comprehensive Web-based healthcare claims management and Advance Funding solutions, today announced that the Company has terminated negotiations with
Odyssey Healthcare Consultants, Inc., a virtual medical billing company based in
Boca Raton, Fla., pursuant to the non-binding Letter of Intent, announced in
February 2006, to acquire substantially all of Odyssey's assets.

Howard Katz, CEO of MDwerks Inc., said, "It was in the best interests of both parties to discontinue discussions and let the Letter of Intent with Odyssey expire."

ABOUT MDWERKS, INC.

MDwerks, Inc., (OTCBB:MDWK), based in Deerfield Beach, Florida, provides healthcare professionals with automated electronic insurance claims management solutions and advance funding of medical claims, as submitted, through a revolving line of credit.

MDwerks(TM) solutions comprise an innovative Web-based, HIPAA-compliant system of comprehensive administrative and financial services designed for physician practices of all sizes and specialties whether in a single or multi-location operation. Financial lenders, healthcare payers and other related business, including mobile diagnostic companies, billing companies and clearinghouses, also benefit from MDwerks solutions. For more information about the Company, please visit www.mdwerks.com.

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CONTACTS:
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Vincent Colangelo, CFO                      Stanley Wunderlich                   Daniel Stepanek
Chief Financial Officer                     Chief Executive Officer              Media Relations
MDwerks, Inc.                               Consulting for Strategic Growth 1    Consulting for Strategic Growth 1
Tel: 954-389-8300                           Tel: 800-625-2236                    Tel: 212-896-1202
Fax: 954-427-5871                           Fax: 212-337-8089                    Fax: 212-697-0910
Email: management@mdwerks.com               Email: info@cfsg1.com                Email: dstepanek@cfsg1.com
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Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the companies, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; competition; unexpected changes in technologies and technological advances; ability to commercialize and manufacture products;
results of experimental studies; research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of MDwerks' Securities and Exchange Commission filings available at
http://www.sec.gov.
         Pursuant to a December 1, 2005 agreement, Consulting For Strategic
Growth I, Ltd. ("CFSG") provides MDwerks Inc. with consulting, business advisory, investor relations, public relations and corporate development services, for which CFSG receives a fixed monthly fee for the duration of the agreement. Independent of CFSG's receipt of cash compensation from MDwerks, CFSG may choose to purchase the common stock of MDwerks and thereafter sell those shares at any time it deems appropriate to do so.